Exhibit 10.1

FORM OF EMPLOYEE MATTERS AGREEMENT

by and among

HILTON WORLDWIDE HOLDINGS INC.,

PARK HOTELS & RESORTS INC.,

HILTON GRAND VACATIONS INC., and

HILTON DOMESTIC OPERATING COMPANY INC.

Dated as of             , 2016

i

This EMPLOYEE MATTERS AGREEMENT (this “Agreement”), dated as of             , 2016, is by and among Hilton Worldwide Holdings Inc., a Delaware corporation (“HLT”), Park Hotels & Resorts Inc., a Delaware corporation (“PK”), Hilton Grand Vacations Inc., a Delaware corporation (“HGV”) and, solely for purposes of Section 18, Hilton Domestic Operating Company Inc., a Delaware corporation and subsidiary of HLT (“OpCo”). Each of HLT, PK, HGV and, solely for purposes of Section 18, OpCo, is sometimes referred to herein as a “Party” and collectively, as the “Parties”. Capitalized terms used and not defined herein shall have the meaning set forth in the Distribution Agreement (as defined below) or in Section 1 below.

WHEREAS, HLT, acting through its direct and indirect Subsidiaries, currently conducts a number of businesses, including (i) the HLT Retained Business, (ii) the Ownership Business and (iii) the Timeshare Business;

WHEREAS, the Board of Directors of HLT (the “Board”) has determined that it is appropriate, desirable and in the best interests of HLT and its stockholders to separate HLT into three separate, publicly traded companies, one for each of (i) the HLT Retained Business, which shall be owned and conducted, directly or indirectly, by HLT, (ii) the Ownership Business, which shall be owned and conducted, directly or indirectly, by PK (which shall elect to be a REIT), and (iii) the Timeshare Business, which shall be owned and conducted, directly or indirectly, by HGV;

WHEREAS, in order to effect such separation, the Board has determined that it is appropriate, desirable and in the best interests of HLT and its stockholders (i) to enter into a series of transactions after giving effect to which (A) HLT and/or one or more of its Subsidiaries shall, collectively, own all of the HLT Retained Assets and Assume all of the HLT Retained Liabilities, (B) PK and/or one or more of its Subsidiaries shall, collectively, own all of the Ownership Assets and Assume all of the Ownership Liabilities, and (C) HGV and/or one or more of its Subsidiaries shall, collectively, own all of the Timeshare Assets and Assume all of the Timeshare Liabilities (such transactions as described in Annex I to the Distribution Agreement and, as they may be amended or modified from time to time, collectively, the “Plan of Reorganization”) and (ii) for HLT to distribute to the holders of its common stock, par value $0.01 per share (“HLT Common Stock”), on a pro rata basis (in each case without consideration being paid by such stockholders), (A) all of the outstanding shares of common stock, par value $0.01 per share, of PK (the “PK Common Stock”) and (B) all of the outstanding shares of common stock, par value $0.01 per share, of HGV (the “HGV Common Stock”);

WHEREAS, each of the Parties has executed the distribution agreement, dated as of the date hereof (as it may be amended or modified from time to time, the “Distribution Agreement”) to effectuate such Plan of Reorganization; and

WHEREAS, each of the Parties has determined that it is necessary and desirable to allocate and assign responsibility for certain employee, compensation and benefits-related Assets and Liabilities in respect of the activities of the business of such entities on the Distribution Date.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

(a) “Cut-Off Date” shall mean the day immediately preceding the Distribution Date.

(b) “Employee” shall mean, with respect to any entity, an individual who is considered, according to the payroll and other records of such entity, to be employed by such entity and, for the avoidance of doubt, shall not include a “leased employee” (as defined in Section 414(n) of the Code), an independent contractor, or other individual performing services with respect to any entity who is not on the payroll of such entity.

(c) “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific provision of ERISA also includes any proposed, temporary or final regulation or other published IRS guidance in force under that provision.

(d) “Former Employees” shall mean, collectively, any Former HGV Employees, any Former Hilton Employees and any Former PK Employees.

(e) “Former HGV Employee” shall mean each Employee of Hilton who provided services primarily related to the Timeshare Business and whose employment terminated for any reason prior to the Distribution Date.

(f) “Former Hilton Employee” shall mean each Employee of Hilton who provided services primarily related to the HLT Retained Business whose employment terminated for any reason prior to the Distribution Date.

(g) “Former PK Employee” shall mean each Employee of Hilton who provided services primarily related to the Ownership Business and whose employment terminated for any reason prior to the Distribution Date.

(h) “HGV Board” shall mean the board of directors of HGV.

(i) “HGV Plan” shall mean each Plan sponsored or maintained by any member of the HGV Group immediately on and after the Plan Effective Time.

(j) “HGV Compensation Committee” shall mean the compensation committee of the HGV Board.

(k) “Hilton” shall mean HLT or one of its Subsidiaries immediately prior to the Plan Effective Time.

(l) “Hilton Controlled Group” shall mean, as of any date of determination prior to the Distribution Date, any trade or business (whether or not incorporated) which is considered a member of a controlled group of organizations within the meaning of Section 414(b), (c), (m), or (o) of the Code that includes HLT or is considered a single employer under “common control” with HLT under Section 4001(b)(1) of ERISA.

(m) “Hilton Plan” shall mean each Plan sponsored or maintained by HLT or one of its Subsidiaries immediately prior to the Plan Effective Time.

(n) “HLT Compensation Committee” shall mean the compensation committee of the Board.

(o) “HLT Plan” shall mean each Plan sponsored or maintained by any member of the HLT Group immediately on and after the Plan Effective Time.

(p) “Liabilities” shall have the same meaning as ascribed to such term in the Distribution Agreement, provided, however that for purposes of this Agreement, Taxes shall be treated as Liabilities.

(q) “PK Board” shall mean the board of directors of PK.

(r) “PK Compensation Committee” shall mean the compensation committee of the PK Board.

(s) “PK Plan” shall mean each Plan sponsored or maintained by any member of the PK Group immediately on and after the Plan Effective Time.

(t) “Plan” shall mean each plan, policy, program, practice, agreement, or arrangement providing compensation or benefits for any group of Employees or individual Employee, or the dependents or beneficiaries of any such Employee(s), including without limitation, each “employee benefit plan” (within the meaning of Section 3(3) of ERISA), whether formal or informal or written or unwritten, and including, any means, whether or not legally required, pursuant to which any benefit is provided by an employer to any Employee or the beneficiaries of any such Employee. The term “Plan” as used in this Agreement does not include any contract, agreement or understanding relating to the settlement of actual or potential employment Action.

(u) “Plan Effective Time” shall mean 12:01 a.m., New York time, on the Distribution Date.

(v) “Pre-Existing Hilton Employee” shall mean each Employee employed by Hilton prior to the Distribution Date (other than a Former Employee) including each Employee who is absent from work with the HLT Group on the Cut-Off Date by reason of layoff, leave of absence or disability.

(w) “Terminated Hilton DB Plans” shall mean, collectively, the Terminated Hilton UK DB Plans and the Terminated Hilton US DB Plans.

(x) “Terminated Hilton UK DB Plan” shall mean each defined benefit pension Plan which was sponsored or maintained by HLT or one of its Subsidiaries prior to the Plan Effective Time and that was made available to certain Pre-Existing Hilton Employees and Former Employees in the United Kingdom, but which, as of the Plan Effective Time, is not a Hilton Plan due to such Plan’s termination prior to such date.

(y) “Terminated Hilton US DB Plan” shall mean each tax-qualified defined benefit pension Plan which was sponsored or maintained by HLT or one of its Subsidiaries prior to the Plan Effective Time and that was made available to certain Pre-Existing Hilton Employees and Former Employees in the United States, but which, as of the Plan Effective Time, is not a Hilton Plan due to such Plan’s termination prior to such date.

(z) “Terminated Japanese DB Plans” shall mean each defined benefit pension Plan which was sponsored or maintained by Vacations prior to the Plan Effective Time and that was made available to certain HGV Employees and Former HGV Employees in Japan, but which, as of the Plan Effective Time, is not a Japanese DB Plan due to such Plan’s termination prior to such date.

(aa) “Vacations” shall mean HGV or one of its Subsidiaries immediately prior to the Plan Effective Time.

2. EMPLOYEES. (a) Allocation of Employees. The Parties shall take all steps necessary or appropriate so that all of the Employees of HLT and its Subsidiaries as of the Cut-Off Date are allocated among the HLT Retained Business, the Ownership Business and the Timeshare Business as of the Distribution Date in accordance with the principles set forth in this Section 2(a). In making such allocation of Employees of HLT and its Subsidiaries pursuant to Section 2(a)(i) and (ii), the Parties shall share such information regarding the allocation of Employees as is reasonably requested. An Employee, other than a PK Employee (as defined below) or an HGV Employee (as defined below), who is (1) allocated to the HLT Retained Business and (2) employed by a member of the HLT Group as of the Distribution Date is a “HLT Employee”. An Employee who is (1) allocated to the Ownership Business and (2) employed by a member of the PK Group as of the Distribution Date is a “PK Employee”. An Employee who is (1) allocated to the Timeshare Business and (2) employed by a member of the HGV Group as of the Distribution Date is an “HGV Employee”. All Employees of HLT and its Subsidiaries as of the Cut-Off Date shall be allocated as an HLT Employee, a PK Employee or an HGV Employee on the Distribution Date. Except as otherwise expressly provided for herein or in the Distribution Agreement, a member of the HLT Group shall be liable for all Liabilities involving HLT Employees and Former Hilton Employees, a member of the PK Group shall be liable for all Liabilities involving PK Employees and Former PK Employees and a member of the HGV Group shall be liable for all Liabilities involving HGV Employees and Former HGV Employees.

(i) In making the allocation provided for in this Section 2(a), and subject to clause (ii) below, the Parties shall allocate each Employee whose employment duties prior to the Distribution Date relate exclusively to the Ownership Business to a member of the PK Group and the Timeshare Business to a member of the HGV Group. The Parties shall allocate all other Employees in a mutually agreeable manner that, to the extent possible, takes into account the Employees’ expertise, experience and existing positions and duties and does not unreasonably disrupt the HLT Retained Business, the Ownership Business or the Timeshare Business and maximizes the ability of each of the HLT Retained Business, the Ownership Business and the Timeshare Business to manage and operate their respective businesses on and after the Distribution Date, taking into account the respective needs of such businesses as established by past practice, to the extent applicable.

(ii) The Parties each agree that, between the date hereof and the Distribution Date, Employees shall not be transferred among the HLT Retained Business, the Ownership Business and the Timeshare Business except (A) as necessary to effectuate the second sentence of clause (i) of this Section 2(a), (B) in the ordinary course of business, consistent with past practice, or (C) in accordance with the procedures described in the next sentence. The Parties agree that, between the date hereof and the Distribution Date, the senior human resources executives of each Party shall consult with one another in connection with the transfer of any Employee whose duties relate primarily to the HLT Retained Business, the Ownership Business or the Timeshare Business, as the case may be, and whose supervisor objects to the transfer. Consent by the transferee Party to any such transfer shall not be required.

(b) Leaves of Absence. Employees who are on an approved leave of absence as of the Distribution Date shall be treated as HLT Employees, PK Employees or HGV Employees, as the case may be, notwithstanding such leave of absence and each Party shall continue to apply the same leave of absence policy applicable to such inactive Employees as of such date until such inactive Employee returns to active employment with the HLT Group, the PK Group or the HGV Group, as the case may be.

(c) Subsequent Transfers of Employment. To the extent that the employment of any individual transfers among the HLT Group, the PK Group and the HGV Group following the Distribution Date but on or prior to December 31, 2017, the Parties shall use their reasonable efforts to effect the provisions of this Agreement with respect to the compensation and benefits of any such individual on and after the date of such transfer, it being understood that (i) it may not be possible to replicate the effect of such provisions under such circumstances and (ii) none of the Parties shall be bound by the provisions of this Section 2(c) to Assume any Liabilities or Transfer any Assets. Notwithstanding the foregoing, for compensation subject to the provisions of Section 409A of the Code, any such subsequent transfer, regardless of whether prior to, on or after December 31, 2017, shall be a separation from service from the applicable employer for purposes of such compensation, and the consequences of such separation from service shall be determined in accordance with the terms of the applicable Plan.

(d) No Creation/Acceleration of Benefits. Except as otherwise expressly provided for herein, no provision of, or event arising under, this Agreement, the Distribution Agreement or any of the Ancillary Agreements shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Pre-Existing Hilton Employee, Former Employee or other future, present or former Employee of any member of the HLT Group, the PK Group or the HGV Group.

(e) At-Will Status. Nothing in this Agreement shall create any obligation on the part of any member of the HLT Group, the PK Group or the HGV Group to continue the employment of any Employee or permit the return from a leave of absence of any Employee following the date of this Agreement or the Distribution Date (except as required by applicable Law) or change the employment status of any Employee from “at-will,” to the extent such Employee was an “at-will” employee under applicable Law.

3. BENEFIT PROGRAM PARTICIPATION. (a) Except as otherwise expressly provided for herein with respect to a particular Plan or otherwise provided for under applicable Law, all Employees who will become PK Employees and HGV Employees as of the Distribution Date shall cease active participation in all Hilton Plans no later than 11:59 p.m. on the Cut-Off Date (or such other time as may be required pursuant to applicable local Law).

(b) Recognition of Prior Service; No Duplication of Benefits. Except as otherwise expressly provided for under the terms of an HLT Plan, a PK Plan or an HGV Plan, each of HLT, PK and HGV shall, or shall cause another member or members of their respective Groups to, recognize each HLT Employee’s, PK Employee’s and HGV Employee’s, as the case may be, service with Hilton for purposes of determining such Employee’s eligibility, vested status, benefit levels and benefit accruals under each applicable HLT Plan, PK Plan and HGV Plan, as the case may be, and, in each case, to the extent required under applicable local Law or, in the event there is no applicable local Law, to the same extent such service would be credited under the corresponding Hilton Plan, as applicable, or if none, as required by the applicable Plan terms. Notwithstanding the foregoing, for purposes of any Plans subject to any federal, state or local Laws of the United States, hours of service performed outside of the United States are not required to be credited for purposes of eligibility under any such HLT Plan, PK Plan or HGV Plan that is a “welfare plan” (within the meaning of Section 3(1) of ERISA), to the extent permitted by applicable Law. In addition, to the extent it would result in a duplication of benefits or duplication of service credit under one or more Plans sponsored or maintained by any member of the HLT Group, the PK Group or the HGV Group, as applicable, service credit shall not be awarded for purposes of retirement, severance, paid time off or any other Plan sponsored or maintained by any member of the HLT Group, the PK Group or the HGV Group, if the HLT Employee, PK Employee or HGV Employee, as the case may be, is compensated or otherwise eligible for a benefit, as applicable, on account of such service under a Hilton Plan as in effect on the Cut-Off Date. Notwithstanding the foregoing and for the avoidance of doubt, service credit shall be awarded for purposes of eligibility for any HLT Plan that is subject to any federal, state or local Laws of the United States (as adopted by any member of the PK Group or the HGV Group through no later than December 31, 2017), even if such award results in duplication of service credit.

(c) Amendment and Termination. Nothing in this Agreement shall be construed or interpreted to restrict the right or authority of any member of the HLT Group, the PK Group or the HGV Group, as applicable, to amend or terminate any HLT Plan, PK Plan or HGV Plan, or any Plan that is newly adopted or implemented in accordance with the terms hereof after the Distribution Date, as applicable, effective as of a date on and after the Distribution Date, to the extent permitted by applicable Law.

(d) Non-Termination of Employment. Any Pre-Existing Hilton Employee who, on the Distribution Date, is employed by a member of the HLT Group, the PK Group or the HGV Group shall not be deemed either to have terminated employment, incurred a separation from service or severance from employment, or to be in retirement status under any HLT Plan, PK Plan or HGV Plan solely as a result of the Distribution or related transactions except to the extent required by applicable Law or the applicable Plan terms. Except to the extent required by applicable Law or the applicable Plan terms, any Pre-Existing Hilton Employee who, on the Distribution Date, is employed by a member of the HLT Group, the PK Group or the HGV Group shall not, solely as a result of the Distribution or related transactions, be eligible to receive payment of, or exercise any portability rights in respect of, such Employee’s vested benefit or retirement allowance under any HLT Plan, PK Plan or HGV Plan; provided that each HLT Employee, PK Employee and HGV Employee shall receive credit for their service with Hilton prior to the Distribution Date from a member of the HLT Group, the PK Group or the HGV Group, as applicable, as provided for in this Section 3.

(e) No Change in Control. The Parties acknowledge and agree that neither the consummation of the Distribution nor any transaction in connection with the Distribution shall be deemed a “change of control,” a “change in control” or term of similar import for purposes of any Hilton Plan, HLT Plan, PK Plan or HGV Plan.

(f) Fiduciary Matters. The Parties acknowledge that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable Law, and no Party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination (as supported by advice from counsel experienced in such matters) that to do so would violate such a fiduciary duty or standard. Each Party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release the other Parties for any Liabilities caused by the failure to satisfy any such responsibility.

(g) Consent of Third Parties. If any provision of this Agreement is dependent on the consent of any third party and such consent is withheld, the Parties shall use commercially reasonable efforts to implement the applicable provision of this Agreement to the full extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, the Parties shall negotiate in good faith to implement the provision in a mutually satisfactory manner.

4. DEFINED BENEFIT PENSION PLANS. (a) US Tax-Qualified DB Plans. Effective as of the Plan Effective Time, HLT shall, or shall cause another member or members or members of the HLT Group to, Assume (i) each tax-qualified defined benefit pension Plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees in the United States (or on temporary assignment outside the United States, if applicable) as of the Cut-Off Date, including, without limitation, the Plans listed on Schedule 4(a)(i) (such Plans, the “US DB Plans”), (ii) all Liabilities associated with the US DB Plans related to Former Employees, HLT Employees, PK Employees and HGV Employees while such Employees were employed by a member of the Hilton Controlled Group, whether incurred prior to, on or after the Plan Effective Time, (iii) all Assets and Liabilities related to any Terminated Hilton US DB Plans, and (iv) all Assets and accrued benefits associated with the US DB Plans related to Former Employees, HLT Employees, PK Employees and HGV Employees while such Employees were employed by a member of the Hilton Controlled Group, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, no member of the PK Group or the HGV Group shall have any Liabilities related to any US DB Plans or any Terminated Hilton US DB Plans. For the avoidance of doubt, no member of the HLT Group is Assuming any Assets or Liabilities related to non-Hilton participating employers under the US DB Plans.

(b) Non-US DB Plans.

(i) HLT Group. Effective as of the Plan Effective Time, except as otherwise expressly provided for herein, HLT shall, or shall cause another member or members or members of the HLT Group to, Assume (w) each defined benefit pension plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees outside of the United States as of the Cut-Off Date, including without limitation, the Plans listed on Schedule 4(b)(i), and any legally enforceable agreements or guarantees given by Hilton to support such plans (collectively, the “Non-US DB Plans”), (x) all Liabilities associated with the Non-US DB Plans related to HLT Employees and Former Hilton Employees, and, solely with respect to the Hilton UK Pension Plan (the “UK DB Plan”), Liabilities relating to benefits built up by any HLT Employees, Former Employees, PK Employees, and HGV Employees, in each case, while employed by Hilton, whether incurred prior to, on or after the Plan Effective Time, (y) all Assets and Liabilities related to any Terminated Hilton UK DB Plans, and (z) all Assets and accrued benefits associated with the Non-US DB Plans related to HLT Employees and Former Hilton Employees and, solely with respect to the UK DB Plans, Assets related to and accrued benefits built up by any HLT Employees, Former Employees, PK Employees, and HGV Employees while employed by Hilton, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, except as otherwise expressly provided for herein, no member of the PK Group or the HGV Group shall have any Liabilities related to HLT Employees or Former Employees under the Non-US DB Plans, HLT Employees or Former Employees under any Terminated Hilton UK DB Plan or, solely with respect to the UK DB Plan, HLT Employees, Former Employees, PK Employees, or HGV Employees.

(ii) PK Group.

(A) Establishment of New Non-US DB Plans/Transfer of Assets and Liabilities. Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to, Assume (x) a portion of each Non-US DB Plan that is made available as of the Cut-Off Date to certain Pre-Existing Hilton Employees outside of the United States who become PK Employees at PK properties based outside of the United States, including, without limitation, the Plans listed on Schedule 4(b)(ii)(B), but excluding the UK DB Plan (such Plans, the “Non-US PK DB Plans”), (y) all Liabilities associated with the Non-US PK DB Plans related to PK Employees and Former PK Employees, whether incurred prior to, on or after the Plan Effective Time, and (z) all Assets and accrued benefits related to PK Employees and Former PK Employees associated with the Non-US PK DB Plans, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, no member of the HLT Group or the HGV Group shall have any Liabilities related to the Non-US PK DB Plans.

(B) UK Life Assurance Plans. Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to (x) establish, adopt and implement a new life assurance Plan to provide life assurance benefits to PK Employees employed in the United Kingdom on substantially similar terms, in all material respects, to the terms on which the PK Employees employed in the United Kingdom were provided with life assurance benefits as of the Cut-Off Date, and, if any member of the PK Group provides life assurance benefits to any new Employees employed by a member of the PK Group in the United Kingdom after the Distribution Date, it shall be through the same Plan and on the same terms as for PK Employees, and (y) Assume all Liabilities associated with such Plan related to PK Employees (and any new Employees employed by any member of the PK Group after the Distribution Date who are provided with life assurance benefits).

(C) UK DB Plan Mitigation Arrangements. As a result of ceasing to participate in the UK DB Plan, following the Distribution Date, PK shall, or shall cause another member or members of the PK Group to pay, on a monthly basis, in arrears, to or in respect of each PK Employee who was an Active Deferred Member (as defined in the UK DB Plan) participating in the UK DB Plan immediately before the Distribution Date, in respect of each calendar month in which such PK Employee is employed by a member of the PK Group, either (x) a contribution to the defined contribution pension scheme that such PK Employee is a member of and provided under Section 5(b)(ii)(A), based on a fixed percentage (the “Mitigation Percentage”) of such PK Employee’s basic salary as communicated to such PK Employee before the Distribution Date, or (y) a cash salary supplement in an amount equal to the product of (I) the Mitigation Percentage and (II) such PK Employee’s basic salary. These payments shall be paid on such terms, including as to duration, as are communicated to such PK Employees before the Distribution Date, and subject to any ability of PK or any other member or members of the PK Group to change the affected PK Employees’ contractual terms where permitted by applicable Law following the Distribution Date. These payments are to be provided as mitigation to such PK Employee for the loss of the salary linkage feature provided under the UK DB Plan prior to the Distribution Date.

(iii) HGV Group.

(A) Establishment of New Non-US DB Plans/Transfer of Assets and Liabilities. Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, Assume (x) each defined benefit pension plan sponsored or maintained by Vacations as of the Cut-Off Date that is made available as of the Cut-Off Date to certain Pre-Existing Hilton Employees in Japan who become HGV Employees at HGV properties based in Japan (such Plans, the “Japanese DB Plans”), all Liabilities associated with the Japanese DB Plans related to HGV Employees and Former HGV Employees, whether incurred prior to, on or after the Plan Effective Time, and all Assets and accrued benefits associated with the Japanese DB Plans related to HGV Employees and Former HGV Employees, whether incurred prior to, on or after the Plan Effective Time, and (y) (I) a portion of each other Non-US DB Plan that is made available as of the Cut-Off Date to certain Pre-Existing Hilton Employees outside of the United States who become HGV Employees based outside the United States, including, without limitation, the Plans listed on Schedule 4(b)(iii)(A), but excluding the UK DB Plan (such Plans, the “Non-US HGV DB Plans”), (II) all Liabilities associated with the Non-US HGV DB Plans related to HGV Employees and Former HGV Employees, whether incurred prior to, on or after the Plan Effective Time, and (III) all Assets and accrued benefits related to HGV Employees and Former HGV Employees associated with the Non-US HGV DB Plans, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, no member of the HLT Group or the PK Group shall have any Liabilities related to the Japanese DB Plans and the Non-US HGV DB Plans.

(B) UK Life Assurance Plans. Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to (x)

establish, adopt and implement a new life assurance Plan to provide life assurance benefits to HGV Employees employed in the United Kingdom on substantially similar terms, in all material respects, to the terms on which the HGV Employees employed in the United Kingdom were provided with life assurance benefits as of the Cut-Off Date, and, if any member of the HGV Group provides life assurance benefits to any new Employees employed by a member of the HGV Group in the United Kingdom after the Distribution Date, it shall be through the same Plan and on the same terms as for HGV Employees, and (y) Assume all Liabilities associated with such Plan related to HGV Employees (and any new Employees employed by any member of the HGV Group after the Distribution Date who are provided with life assurance benefits).

(C) UK DB Plan Mitigation Arrangements. As a result of ceasing to participate in the UK DB Plan, following the Distribution Date, HGV shall, or shall cause another member or members of the HGV Group to pay, on a monthly basis, in arrears, to or in respect of each HGV Employee who was an Active Deferred Member participating in the UK DB Plan immediately before the Distribution Date, in respect of each calendar month in which such HGV Employee is employed by a member of the HGV Group, either (x) a contribution to the defined contribution pension scheme that such HGV Employee is a member of and provided under Section 5(b)(ii)(A), based on the Mitigation Percentage of such HGV Employee’s basic salary as communicated to such HGV Employee before the Distribution Date, or (y) a cash salary supplement in an amount equal to the product of (I) the Mitigation Percentage and (II) such HGV Employee’s basic salary. These payments shall be paid on such terms, including as to duration, as are communicated to such HGV Employees before the Distribution Date, and subject to any ability of HGV or any other member or members of the HGV Group to change the affected HGV Employees’ contractual terms where permitted by applicable Law following the Distribution Date. These payments are to be provided as mitigation to such HGV Employee for the loss of the salary linkage feature provided under the UK DB Plan prior to the Distribution Date.

5. DEFINED CONTRIBUTION PENSION PLANS. (a) US Tax-Qualified DC Plans.

(i) General. Effective as of the Plan Effective Time, except as otherwise expressly provided for herein or in the Transition Services Agreement, HLT shall, or shall cause another member or members of the HLT Group to, Assume (x) each tax-qualified defined contribution pension plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees in the United States (or on temporary assignment outside the United States, if applicable) as of the Cut-Off Date, including, without limitation, the Plans listed on Schedule 5(a)(i) (such Plans, the “US DC Plans”), (y) all Liabilities associated with the US DC Plans related to Former Employees, HLT Employees, PK Employees and HGV Employees while such Employees were employed by a member of the Hilton Controlled Group, whether incurred prior to, on or after the Plan Effective Time, and (z) all Assets and accrued benefits associated with the US DC Plans related to Former Employees, HLT Employees, PK Employees and HGV Employees while such Employees were employed by a member of the Hilton Controlled Group, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, except as otherwise expressly provided for herein or in the Transition Services Agreement, no member of the PK Group or the HGV Group shall have any Liabilities related to HLT Employees or Former Employees under the US DC Plans. For the avoidance of doubt, no member of the HLT Group is Assuming any Assets or Liabilities related to non-Hilton participating employers under the US DC Plans.

(ii) Continued Participation in HW 401(k) Plan. Prior to the Plan Effective Time, each of (x) the Subsidiaries of HLT and (y) PK, HGV and their respective Subsidiaries with Employees who participate in the Hilton Worldwide 401(k) Plan as of the Cut-Off Date (the “HW 401(k) Plan”) shall have adopted the HW 401(k) Plan each as a participating employer. Effective as of the Plan Effective Time, each of the applicable members of the PK Group and the HGV Group shall remain as participating employers in the HW 401(k) Plan until no later than December 31, 2017 and, in connection therewith, each of the HLT Group, the PK Group and the HGV Group shall (x) pay their proportional share of the administrative and contribution costs associated with the HW 401(k) Plan during such period and (y) Assume all Liabilities associated with the HW 401(k) Plan related to HLT Employees, Former HLT Employees, PK Employees, Former PK Employees, HGV Employees and Former HGV Employees (and any new Employees employed by any member of the HLT Group, the PK Group or the HGV Group, as applicable, after the Distribution Date), respectively.

(iii) Establishment of New US Tax-Qualified DC Plans/Transfer of Assets and Liabilities. Effective no later than January 1, 2018, each of PK and HGV shall, or shall cause another member or members of the PK Group and the HGV Group, as applicable, to establish, adopt and administer one or more new defined contribution pension plans that are intended to meet the requirements of Sections 401(a) and 401(k) of the Code and a related trust that is intended to meet the requirements of Section 501(a) of the Code for the benefit of eligible PK Employees and HGV Employees, as applicable, in the United States (or on temporary assignment outside of the United States, if applicable) (and any new Employees employed by any member of the PK Group or HGV Group after the Distribution Date) (collectively, the “New 401(k) Plans”), the terms and conditions of which shall be determined by the PK Compensation Committee or the HGV Compensation Committee (or their respective designees), as applicable, taking into account the terms and conditions of the HW 401(k) Plan.

(iv) As soon as practicable following the adoption of each New 401(k) Plan, HLT shall, or shall cause the applicable member of the HLT Group to, cause the trustee of the HW 401(k) Plan to Transfer to the trustee or other funding agent of each New 401(k) Plan the amounts (in cash, securities, other property or a combination thereof, including any promissory notes reflecting outstanding participant loan balances) representing the account balances of all PK Employees, Former PK Employees, HGV Employees and Former HGV Employees (and any new Employees employed by any member of the PK Group or the HGV Group, as applicable, after the Distribution Date) who were participating in the HW 401(k) Plan with said amounts to be established as account balances of such Employees under the applicable New 401(k) Plan. Each such Transfer shall comply with Section 414(l) of the Code and the requirements of ERISA. Each of PK and HGV shall, or shall cause the applicable member of the PK Group or the HGV Group, as applicable, to (x) cause the trustees or other funding agent of the applicable New 401(k) Plan to accept the plan-to-plan Transfer from the HW 401(k) Plan, and to credit the accounts of such PK Employees, Former PK Employees, HGV Employees and Former HGV Employees, as applicable (and any new Employees employed by any member of the PK Group and the HGV Group after the Distribution Date, as applicable) under the applicable New 401(k) Plan with the amounts Transferred on their behalf and (y) Assume and be solely responsible for all Liabilities under the applicable New 401(k) Plan relating to the accounts that are so Transferred as of the time of such Transfer. In connection with the plan-to-plan Transfer described above, the Parties agree to cooperate in making any and all appropriate filings required under applicable Law and to take all such action(s) as may be necessary or appropriate to cause such plan-to-plan Transfer to take place as soon as practicable following the adoption of each New 401(k) Plan.

(b) Non-US DC Plans.

(i) HLT Group. Effective as of the Plan Effective Time, except as otherwise expressly provided for herein or in the Transition Services Agreement, HLT shall, or shall cause another member or members of the HLT Group to, Assume (x) each defined contribution pension plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees outside of the United States as of the Cut-Off Date, including, without limitation, the Plans listed on Schedule 5(b)(i) (such Plans, the “Non-US DC Plans”), (y) all Liabilities associated with (I) the Non-US DC Plans and (II) the HOGARENTE (the Hotel and Restaurant Association) and the Pensioenfond Horeca & Catering Retirement Plan (such Plans, the “Mandatory DC Plans”), in each case, related to HLT Employees and Former Employees, whether incurred prior to, on or after the Plan Effective Time, and (z) all Assets and accrued benefits associated with the Non-US DC Plans, in each case, related to HLT Employees and Former Employees, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, except as otherwise expressly provided for herein or in the Transition Services Agreement, no member of the PK Group or the HGV Group shall have any Liabilities related to HLT Employees or Former Employees under the Non-US DC Plans or the Mandatory DC Plans.

(ii) PK Group.

(A) Continued Participation in HLT Plans/Establishment of New Plans in the UK. (1) Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to, for the purposes of providing defined contribution pension benefits for PK Employees employed in the United Kingdom, either:

(x) adopt and implement one or more new defined contribution pension plans that have the same terms as to contribution rates and eligibility as the Legal and General Group Pension Plan - Hilton Worldwide Personal UK Retirement Plan (the “UK GPP”) and The People’s Pension Scheme – Hilton Hotels Worldwide Section (the “UK Auto-Enrolment Plan”) (the UK GPP and the UK Auto-Enrolment Plan, collectively, the “UK DC Plans”); or

(y) with the consent of HLT and the trustees or providers of the UK DC Plans, continue participation in the UK DC Plans until no later than December 31, 2017 (the “Transitional Period”). During such time, the contribution and eligibility terms of the UK DC Plans shall be the same for PK Employees employed in the United Kingdom as they were for such PK Employees when they were employed by Hilton immediately prior to the Plan Effective Time. For the avoidance of doubt, in connection therewith, each of the HLT Group and the PK Group shall (I) pay their proportional share of the administrative and contribution costs associated with the UK DC Plans during such period and (II) Assume all Liabilities associated with the UK DC Plans related to HLT Employees and PK Employees (and any new Employees employed by any member of the HLT Group or the PK Group, as applicable, after the Distribution Date), respectively. Effective from immediately after the end of the Transitional Period and no later than January 1, 2018, PK shall, or shall cause another member or members of the PK Group to, take the action(s) set out in clause (x) above.

(2) Following the establishment, adoption and implementation by PK or another member or members of the PK Group of one or more new defined contribution pension plans as required by clause (1)(x) above, if it would not otherwise automatically happen, PK shall, or shall cause another member or members of the PK Group to, request the trustee of the UK Auto-Enrolment Plan to Transfer all Assets and Liabilities of the UK Auto-Enrolment Plan attributable to PK Employees (and any new Employees employed by any member of the PK Group after the Distribution Date) to the applicable new defined contribution pension plan, subject to the agreement of the new defined contribution pension plan trustee or provider. Following such Transfer, no member of the HLT Group or the HGV Group shall have any Liabilities relating thereto. In addition, if it would not otherwise automatically be permitted, PK shall, or shall cause another member or members of the PK Group to request that the trustee or provider of the new defined contribution pension plan accept a Transfer of the Assets and Liabilities in the UK GPP attributable to any PK Employee (and any new Employees employed by any member of the PK Group after the Distribution Date) who wishes to Transfer such Assets and Liabilities to the new defined contribution pension plan, provided such PK Employee (and any such new Employee employed by any member of the PK Group after the Distribution Date) is still an active member of the new defined contribution pension plan at the date of the Transfer.

(B) Assumption/Establishment of New Plans. Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to (x) commence participation in the Mandatory DC Plans and (y) Assume (I) each Non-US DC Plan that is made available as the Cut-Off Date to certain Pre-Existing Hilton Employees as of the Cut-Off Date in South Africa who become PK Employees at PK properties based in South Africa (such Plans, the “SA DC Plans”), all Liabilities associated with the SA DC Plans related to PK Employees and Former PK Employees, whether incurred prior to, on or after the Plan Effective Time, and all Assets and accrued benefits associated with the SA DC Plans related to PK Employees and Former PK Employees, whether accrued prior to, on or after the Plan Effective Time, and (II) (1) a portion of each other Non-US DC Plan that is made available as of the Cut-Off Date to certain Pre-Existing Hilton Employees outside of the United States who become PK Employees at PK properties based outside of the United States, including, without limitation, the Plans listed on Schedule 5(b)(ii)(B), but excluding the UK DC Plans (such Plans, “PK Required Plans”), (2) all Liabilities associated with the PK Required Plans related to PK Employees and Former PK Employees, whether incurred prior to, on or after the Plan Effective Time, and (3) all Assets and accrued benefits associated with the PK Required Plans related to PK Employees and Former PK Employees, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, no member of the HLT Group or the HGV Group shall have any Liabilities related to PK Employees or Former PK Employees under the SA DC Plans or the PK Required Plans. The PK Compensation Committee (or its designee) shall establish, adopt and implement one or more new defined contribution pension plans that have substantially similar terms, in all material respects, to the PK Required Plans. Following the adoption of such plans, HLT shall, or shall cause another member or members of the HLT Group to, Transfer all Assets and Liabilities attributable to PK Employees and Former PK Employees under the respective PK Required Plans to each such newly adopted plan. On and after such Transfer, no member of the HLT Group or the HGV Group shall have any Liabilities related thereto. Following commencement of participation in the Mandatory DC Plans, PK shall, or shall cause another member or members of the PK Group to, Assume all Liabilities associated with such the Mandatory DC Plans related to PK Employees and Former PK Employees, whether incurred prior to, on or after the Plan Effective Time.

(iii) HGV Group.

(A) Continued Participation in HLT Plans/Establishment of New Plans in the UK. (1) Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, for the purposes of providing defined contribution pension benefits for HGV Employees employed in the United Kingdom, either:

(x) adopt and implement one or more new defined contribution pension plans that have the same terms as to contribution rates and eligibility as each applicable UK DC Plan; or

(y) with the consent of HLT and the trustees or providers of the UK DC Plans, continue participation in the UK DC Plans until no later than the last day of the Transitional Period. During such time, the contribution and eligibility terms of the UK DC Plans shall be the same for HGV Employees employed in the United Kingdom as they were for such HGV Employees when they were employed by Hilton immediately prior to the Plan Effective Time. For the avoidance of doubt, in connection therewith, each of the HLT Group and the HGV Group shall (I) pay their proportional share of the administrative and contribution costs associated with the UK DC Plans during such period and (II) Assume all Liabilities associated with the UK DC Plans related to HLT Employees and HGV Employees (and any new Employees employed by any member of the HLT Group or the HGV Group, as applicable, after the Distribution Date), respectively. Effective from immediately after the end of the Transitional Period and no later than January 1, 2018, HGV shall, or shall cause another member or members of the HGV Group to, take the action(s) set out in clause (x) above.

(2) Following the establishment, adoption and implementation by HGV or another member or members of the HGV Group of one or more new defined contribution pension plans as required by clause (1)(x) above, if it would not otherwise automatically happen, HGV shall, or shall cause another member or members of the HGV Group to, request the trustee of the UK Auto-Enrolment Plan to Transfer all Assets and Liabilities of the UK Auto-Enrolment Plan attributable to HGV Employees (and any new Employees employed by any member of the HGV Group after the Distribution Date) to the applicable new defined contribution pension plan, subject to the agreement of the new defined contribution pension plan trustee or provider. Following such Transfer, no member of the HLT Group or the PK Group shall have any Liabilities relating thereto. In addition, if it would not otherwise automatically be permitted, HGV shall, or shall cause another member or members of the HGV Group to request that the trustee or provider of the new defined contribution pension plan accept a Transfer of the Assets and Liabilities in the UK GPP attributable to any HGV Employee (and any new Employees employed by any member of the HGV Group after the Distribution Date) who wishes to Transfer such Assets and Liabilities to the new defined contribution pension plan, provided such HGV Employee (and any such new Employee employed by any member of the HGV Group after the Distribution Date) is still an active member of the new defined contribution pension plan at the date of the Transfer.

(B) Assumption/Establishment of New Plans Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, Assume (x) each Non-US DC Plan that is made available as of the Cut-Off Date to certain Pre-Existing Hilton Employees in Japan who become HGV Employees at HGV properties based in Japan (the “Japanese DC Plans”), all Liabilities associated with the Japanese DC Plans related to HGV Employees and Former HGV Employees, whether incurred prior to, on or after the Plan Effective Time, and all Assets and accrued benefits associated with the Japanese DC Plans related to HGV Employees and Former HGV Employees, whether accrued prior to, on or after the Plan Effective Time, and (y) (I) a portion of each other Non-US DC Plan that is made available as of the Cut-Off Date to certain Pre-Existing Hilton Employees outside of the United States who become HGV Employees at HGV properties based outside of the United States, including, without limitation, the Plans listed on Schedule 5(b)(iii)(B) (such Plans, excluding the UK DC Plans, the Hilton International Plan (Hilton Retirement Capital Plan section) and the Hilton Worldwide International Retirement Plan, the “HGV Required Plans”), (II) all Liabilities associated with the HGV Required Plans related to HGV Employees and Former HGV Employees, whether incurred prior to, on or after the Plan Effective Time, and (III) all Assets and accrued benefits associated with the HGV Required Plans related to HGV Employees and Former HGV Employees, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, no member of the HLT Group or the PK Group shall have any Liabilities related to HGV Employees or Former HGV Employees under the Japanese DC Plans or the HGV Required Plans. The HGV Compensation Committee (or its designee) shall establish, adopt and implement one or more new defined contribution pension plans that have substantially similar terms, in all material respects, to the HGV Required Plans, effective as of the Plan Effective Time. Effective as of the Plan Effective Time, HLT shall, or shall cause another member or members of the HLT Group to, Transfer all Assets and Liabilities attributable to HGV Employees and Former HGV Employees under each applicable HGV Required Plan to each such newly adopted plan. On and after such Transfer, no member of the HLT Group or the PK Group shall have any Liabilities related thereto.

6. NON-QUALIFIED RETIREMENT/DEFERRED COMPENSATION PLANS. (a) General. Effective as of the Plan Effective Time, except as otherwise expressly provided for herein, HLT shall, or shall cause another member or members of the HLT Group to, Assume (x) each non-qualified retirement and deferred compensation plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees in the United States (or on temporary assignment outside the United States, if applicable) as of the Cut-Off Date, including, without limitation, the Plans listed on Schedule 6(a),

(such Plans, the “Hilton Deferred Compensation Plans”), (y) all Liabilities associated with the Hilton Deferred Compensation Plans related to Former Employees, HLT Employees, PK Employees and HGV Employees, whether incurred prior to, on or after the Plan Effective Time, and (z) all Assets (including any associated rabbi trust) and accrued benefits associated with the Hilton Deferred Compensation Plans related to Former Employees, HLT Employees, PK Employees and HGV Employees, whether accrued prior to, on or after the Plan Effective Time. Except as otherwise expressly provided for herein, on and after the Plan Effective Time, no member of the PK Group or the HGV Group shall have any Liabilities related to Former Employees, HLT Employees, PK Employees or HGV Employees under the Hilton Deferred Compensation Plans.

(b) New PK and HGV Deferred Compensation Plans/Transfer of Liabilities.

(i) PK Group. Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to, establish, adopt and administer one or more new deferred compensation and/or non-qualified retirement plans for eligible PK Employees (and any new Employees employed by any member of the PK Group after the Distribution Date) in the United States. The terms and conditions of one such plan for PK Employees who participated in the Hilton Hotels 2005 Executive Deferred Compensation Plan (the “2005 EDCP”) as of the Cut-Off Date shall be substantially similar, in all material respects, to the 2005 EDCP. Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to, Assume all Liabilities related to the 2005 EDCP attributable to PK Employees who participated in the 2005 EDCP as of the Cut-Off Date. On and after the Plan Effective Time, no member of the HLT Group or the HGV Group shall have any Liabilities related to PK Employees under the 2005 EDCP and no member of the PK Group shall have any Liabilities related to the HLT Employees and Former Employees under the 2005 EDCP. Any such other plans that are adopted by any member of the PK Group shall be on such terms and conditions as determined by the PK Compensation Committee (or its designee).

(ii) HGV Group. Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, establish, adopt and administer one or more new deferred compensation and/or non-qualified retirement plans for eligible HGV Employees (and any new Employees employed by any member of the HGV Group after the Distribution Date) in the United States. The terms and conditions of one such plan for HGV Employees who participated in the 2005 EDCP as of the Cut-Off Date shall be substantially similar, in all material respects, to the 2005 EDCP. Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, Assume all Liabilities related to the 2005 EDCP attributable to HGV Employees who participated in the 2005 EDCP as of the Cut-Off Date. On and after the Plan Effective Time, no member of the HLT Group or the PK Group shall have any Liabilities related to HGV Employees under the 2005 EDCP and no member of the HGV Group shall have any Liabilities related to the HLT Employees under the 2005 EDCP. Any such other plans that are adopted by any member of the HGV Group shall be on such terms and conditions as determined by the HGV Compensation Committee (or its designee).

(iii) No Separation from Service.

(A) The Parties agree that transfers of employment in connection with the Distribution shall not be treated as separations from service under any Hilton Deferred Compensation Plan, and such employment shall only be considered to terminate for purposes of the applicable Hilton Deferred Compensation Plans or a PK or HGV non-qualified retirement/deferred compensation plan that receives the Liabilities, as applicable, as a result of (x) a transfer of employment among the HLT Group, the PK Group and the HGV Group, or (y) a termination of employment with the HLT Group, the PK Group or the HGV Group, as applicable, following the Plan Effective Time. All non-qualified retirement/deferred compensation benefits payable on and after the Plan Effective Time related to HLT Employees, PK Employees and HGV Employees shall be paid under the applicable Hilton Deferred Compensation Plans or a PK or HGV non-qualified retirement/deferred compensation plan that receives the Liabilities, as applicable.

7. EMPLOYEE HEALTH AND WELFARE BENEFIT PLANS. (a) US H&W Plans.

(i) General. Effective as of the Plan Effective Time, except as otherwise expressly provided for herein or in the Transition Services Agreement, HLT shall, or shall cause another member or members of the HLT Group to, Assume (x) each health and welfare benefit Plan (other than severance Plans) sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees in the United States and Puerto Rico as of the Cut-Off Date, including, without limitation, the Plans listed on Schedule 7(a)(i) (the “Hilton H&W Plans”), (y) all Liabilities associated with the Hilton H&W Plans related to Former Employees, HLT Employees, PK Employees and HGV Employees, whether incurred prior to, on or after the Plan Effective Time, and (z) all Assets and accrued benefits associated with the Hilton H&W Plans related to Former Employees, HLT Employees, PK Employees and HGV Employees, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, except as otherwise provided for in Section 7(a)(iii), no member of the PK Group or the HGV Group shall have any Liabilities related to HLT Employees or Former Hilton Employees under the Hilton H&W Plans, no member of the HLT Group or the HGV Group shall have any Liabilities related to PK Employees or Former PK Employees under the Hilton H&W Plans and no member of the HLT Group or the PK Group shall have any Liabilities related to HGV Employees or Former HGV Employees under the Hilton H&W Plans.

(ii) COBRA. HLT or another member or members of the HLT Group shall be responsible for providing continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA) (“COBRA Coverage”) under the applicable HLT Plan with respect to qualified beneficiaries whose qualifying event occurred prior to or in conjunction with the Distribution. For qualifying events occurring on and after the Plan Effective Time, HLT shall, or shall cause another member or members of the HLT Group to, be responsible for providing COBRA Coverage to qualified beneficiaries whose qualifying event relates to a HLT Employee (and any new Employees employed by any member of the HLT Group after the Distribution Date), PK shall, or shall cause another member or members of the PK Group to, be responsible for providing COBRA Coverage to qualified beneficiaries whose qualifying event relates to a PK Employee (and any new Employees employed by any member of the PK Group after the Distribution Date), and HGV shall, or shall cause another member or members of the HGV Group to, be responsible for providing COBRA Coverage to qualified beneficiaries whose qualifying event relates to a HGV Employee (and any new Employees employed by any member of the HGV Group after the Distribution Date).

(iii) Continued Participation In Hilton H&W Plans. Subject to the consent of the applicable insurers or any other applicable third-parties, as needed, effective as of the Plan Effective Time, each of the applicable members of the PK Group and the HGV Group shall remain participating employers in the Hilton H&W Plans until no later than December 31, 2017, but shall cease participating in any cafeteria Plans, salary continuation Plans, health savings accounts, health and dependent care flexible spending accounts, voluntary benefit Plans, commuter benefit Plans and tuition reimbursement Plans, in each case, sponsored or maintained by Hilton as of the Cut-Off Date that are made available to certain Pre-Existing Hilton Employees in the United States as of the Cut-Off Date (such Plans, the “Specified H&W Plans”) as of the Plan Effective Time. In connection with such continued participation, each of the HLT Group, the PK Group and the HGV Group shall (x) pay their proportional share of the administrative and contribution costs associated with such Plans during such period and (y) Assume all Liabilities associated with such Plans related to HLT Employees, Former HLT Employees, PK Employees, Former PK Employees, HGV Employees or Former HGV Employees (and any new Employees employed by any member of the HLT Group, the PK Group or the HGV Group, as applicable, after the Distribution Date), respectively. Insurance premiums under the Hilton H&W Plans, including premiums related to COBRA Coverage, shall be paid either (x) directly to the applicable insurer by a member of each of the HLT Group, the PK Group and the HGV Group on behalf of the participating Former Employees, Employees and dependents of each, or (y) directly to the applicable insurer by a member of the HLT Group on behalf of Former Employees, HLT Employees, PK Employees and HGV Employees and their respective dependents with reimbursement of such amounts being made by a member of the PK Group and the HGV Group within the time period required under ERISA. During the period commencing on the Distribution Date and ending no later than December 31, 2017, the HLT Group, the PK Group and the HGV Group shall share proportionally in any credits returned (e.g., MLR credits, subrogation recoveries, etc.) to any health and welfare benefit Plan sponsored or maintained by any member of the HLT Group in which a member of the PK Group and HGV Group continue to participate on and after the Plan Effective Time.

(iv) New PK and HGV Health and Welfare Benefit Plans.

(A) Effective as of the Plan Effective Time, each of PK and HGV shall, or shall cause another member or members of the PK Group or the HGV Group, as applicable, to, establish, adopt and implement one or more new health and welfare benefit Plans in which eligible PK Employees and HGV Employees (and any new Employees employed by any member of the PK Group and the HGV Group after the Distribution Date) in the United States shall participate, with terms and conditions that are substantially similar, in all material respects, to the terms and conditions of the Specified H&W Plans in which such Employees were participating as of the Cut-Off Date.

(B) Effective no later than January 1, 2018, each of PK and HGV shall, or shall cause another member or members of the PK Group or the HGV Group, as applicable, to, establish, adopt and implement one or more new health and welfare benefit Plans (excluding a Retiree Health Plan and retiree life insurance arrangements) under which PK Employees and HGV Employees (and any new Employees employed by any member of the PK Group and the HGV Group after the Distribution Date) in the United States shall participate, the terms and conditions of which shall be determined by the PK Compensation Committee (or its designee) or the HGV Compensation Committee (or its designee), as applicable, taking into account the terms and conditions of the corresponding Hilton H&W Plan.

(C) Each of PK and HGV shall, or shall cause another member or members of the PK Group and the HGV Group, as applicable, to use commercially reasonable efforts to waive all pre-existing condition exclusions and actively-at-work requirements for each health and welfare benefit Plan in which PK Employees and HGV Employees in the United States were participating as of the Cut-Off Date or the effective date of the new Plan, as applicable.

(D) Each of PK and HGV shall, or shall cause another member or members of the PK Group and the HGV Group, as applicable, to provide credit for expenses incurred by PK Employees and HGV Employees in the United States and their eligible dependents during the portion of the plan year that includes the Distribution Date for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to each such Employee.

(E) For the plan year in which the Distribution Date occurs, flexible spending accounts and health savings accounts of PK Employees and HGV Employees shall be transferred to the corresponding PK or HGV health and welfare benefit Plan, including contribution and payment history.

(b) Non-US H&W Plans.

(i) HLT Group.

(A) General. Effective as of the Plan Effective Time, except as expressly provided for herein or in the Transition Services Agreement, HLT shall, or shall cause another member or members of the HLT Group to, Assume (x) each health and welfare benefit Plan (including each related insurance policy, trust instrument and other related contract or agreement) sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees outside of the United States as of the Cut-Off Date, including without limitation, the Plans listed on Schedule 7(b)(i)(A) (such Plans, the “Hilton Non-US H&W Plans”), (y) all Liabilities associated with the Hilton Non-US H&W Plans related to HLT Employees, Former Employees, PK Employees and HGV Employees, whether incurred prior to, on or after the Plan Effective Time, and (z) all Assets and accrued benefits associated with the Non-US H&W Plans related to HLT Employees, Former Hilton Employees, PK Employees and HGV Employees. On and after the Plan Effective Time, except as expressly provided for herein or in the Transition Services Agreement, no member of the PK Group or the HGV Group shall have any Liabilities related HLT Employees and Former Employees under the Non-US H&W Plans.

(B) Continued Participation in Brazilian H&W Plans/New Brazilian H&W Plans. Effective as of the Plan Effective Time, HLT shall, or shall cause another member or members of the HLT Group to, for the purposes of providing health and welfare and/or life insurance benefits for HLT Employees employed in Brazil (and any new Employees employed by any member of the HLT Group in Brazil after the Distribution Date), either (x) to establish, adopt or implement one or more new health and welfare and/or life insurance benefit plans that have substantially similar terms, in all material respects, to the Seguro Saude Empresarial, the Seguro Coletivo Empresarial de Assistencia a Saude Na Segmentacao Odontologico and/or the Seguro de Vida Em Groupo, as applicable (each such Plan, a “Brazilian H&W Plan”) or (y) subject to consent of the applicable insurer(s) or any other applicable third-parties, as needed, effective as of the Plan Effective Time, each of the applicable members of the HLT Group shall remain as participating employers in one or more Brazilian H&W Plans until no later than December 31, 2017 and, in connection therewith, each of the HLT Group and the PK Group shall (I) pay their proportional share of the administrative and contribution costs associated with the applicable Brazilian H&W Plan(s) during such period and (II) Assume all Liabilities associated with the applicable Brazilian H&W Plan(s) related to HLT Employees, Former HLT Employees, PK Employees and Former PK Employees (and any new Employees employed by any member of the HLT Group or the PK Group, as applicable, after the Distribution Date), respectively. Effective no later than January 1, 2018, HLT shall, or shall cause another member or members of the HLT Group to, establish, adopt and implement one or more new health and welfare benefit Plans that have substantially similar terms, in all material respects, to the applicable Brazilian H&W Plan(s).

(ii) PK Group.

(A) Continued Participation in HLT Plans. Subject to consent of the applicable insurers or any other applicable third-parties, as needed, effective as of the Plan Effective Time, each of the applicable members of the PK Group shall remain as participating employers in the Plans listed on Schedule 7(b)(ii)(A) (each such Plan, a “Continued PK H&W Plan”) until no later than December 31, 2017 and, in connection therewith, each of the HLT Group and the PK Group shall (x) pay their proportional share of the administrative and contribution costs associated with each such Continued PK H&W Plan during such period and (y) Assume all Liabilities associated with each such Continued PK H&W Plan related to HLT Employees, Former HLT Employees, PK Employees and Former PK Employees (and any new Employees employed by any member of the HLT Group or the PK Group, as applicable, after the Distribution Date), respectively. Effective no later than January 1, 2018, PK shall, or shall cause another member or members of the PK Group to, establish, adopt and implement one or more new health and welfare benefit Plans that have substantially similar terms, in all material respects, to each applicable Continued PK H&W Plan.

(B) Assumption/Establishment of New Plans. Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to, Assume (I) each health and welfare benefit Plan sponsored or maintained by a member of the PK Group as of the Cut-Off Date that is made available as of the Cut-Off Date to certain Pre-Existing

Hilton Employees in Brazil and South Africa who become PK Employees at PK properties based in Brazil and South Africa (such Plans, collectively, the “Brazilian and SA H&W Plans”), all Liabilities associated with the Brazilian and SA H&W Plans related to PK Employees and Former PK Employees, whether incurred prior to, on or after the Plan Effective Time, and all Assets (including each related insurance policy, trust instrument and other related contract or agreement) and accrued benefits associated with the Brazilian and SA H&W Plans related to PK Employees and Former PK Employees, whether accrued prior to, on or after the Plan Effective Time, and (II) (1) a portion of each other health and welfare benefit Plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available as of the Cut-Off Date to certain Pre-Existing Hilton Employees outside of the United States who become PK Employees at PK properties based outside of the United States, including, without limitation, the Plans listed on Schedule 7(b)(ii)(B) (collectively, “PK Required H&W Plans”), (2) all Liabilities associated with the PK Required H&W Plans related to PK Employees and Former PK Employees, whether incurred prior to, on or after the Plan Effective Time, and (3) all Assets (other than those held in an insurance policy or those that the PK Employee has the right to elect to retain with the applicable insurer) and accrued benefits associated with the PK Required H&W Plans related to PK Employees and Former PK Employees, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, no member of the HLT Group or the HGV Group shall have any Liabilities related to PK Employees or Former PK Employees under the Brazilian and SA H&W Plans or the PK Required H&W Plans. The PK Compensation Committee (or its designee) shall establish, adopt and implement one or more new health and welfare benefit Plans that have substantially similar terms, in all material respects, to the PK Required H&W Plans. Following the adoption of such Plans, HLT shall, or shall cause another member or members of the HLT Group to, Transfer all Assets (other than those held in an insurance policy or those that the PK Employee or Former PK Employee has the right to elect to retain with the applicable insurer) and Liabilities attributable to PK Employees and Former PK Employees under the respective PK Required H&W Plans to each such newly adopted Plan. Following such Transfer, no member of the HLT Group or the HGV Group shall have any Liabilities related thereto.

(iii) HGV Group.

(A) Continued Participation in HLT Plans. Subject to consent of the applicable insurers or any other applicable third-parties, as needed, effective as of the Plan Effective Time, each of the applicable members of the HGV Group shall remain as participating employers in the Plans listed on Schedule 7(b)(iii)(A) (each such Plan, a “Continued HGV H&W Plan”) until no later than December 31, 2017 and, in connection therewith, each of the HLT Group and the HGV Group shall (x) pay their proportional share of the administrative and contribution costs associated with each such Continued HGV H&W Plan during such period and (y) Assume all Liabilities associated with each such Continued HGV H&W Plan related to HLT Employees or HGV Employees (and any new Employees employed by any member of the HLT Group or the HGV Group, as applicable, after the Distribution Date), respectively. Effective no later than January 1, 2018, HGV shall, or shall cause another member or members of the HGV Group to, establish, adopt and implement one or more new health and welfare benefit Plans that have substantially similar terms, in all material respects, to each applicable Continued HGV H&W Plan.

(B) Assumption/Establishment of New Plans. Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, Assume (I) each health and welfare benefit Plan sponsored or maintained by a member of the HGV Group as of the Cut-Off Date that is made available as of the Cut-Off Date to certain Pre-Existing Hilton Employees in Japan who become HGV Employees at HGV properties based in Japan (such Plans, the “Japanese H&W Plans”), all Liabilities associated with the Japanese H&W Plans related to HGV Employees and Former HGV Employees, whether incurred prior to, on or after the Plan Effective Time, and all Assets (other than those held in an insurance policy or those that the HGV Employee or Former HGV Employee has the right to elect to retain with the applicable insurer) and accrued benefits associated with the Japanese H&W Plans related to HGV Employees and Former HGV Employees, whether accrued prior to, on or after the Plan Effective Time, and (II) (1) a portion of each other health and welfare benefit Plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available as of the Cut-Off Date to certain Pre-Existing Hilton Employees outside of the United States who become HGV Employees at HGV properties based outside of the United States (collectively, “HGV Required H&W Plans”), (2) all Liabilities associated with the HGV Required H&W Plans related to HGV Employees and Former HGV Employees, whether incurred prior to, on or after the Plan Effective Time, and (3) all Assets (other than those held in an insurance policy or those that the HGV Employee or Former HGV Employee has the right to elect to retain with the applicable insurer) and accrued benefits associated with the HGV Required H&W Plans related to HGV Employees and Former HGV Employees, whether accrued prior to, on or after the Plan Effective Time. On and after the Plan Effective Time, no member of the HLT Group or the PK Group shall have any Liabilities related to HGV Employees or Former HGV Employees under the Japanese H&W Plans or the HGV Required H&W Plans. The HGV Compensation Committee (or its designee) shall establish, adopt and implement one or more new health and welfare benefit Plans that have substantially similar terms, in all material respects, to the HGV Required H&W Plans. Following the adoption of such Plans, HLT shall, or shall cause another member or members of the HLT Group to, Transfer all Assets (other than those held in an insurance policy or those that the HGV Employee or Former HGV Employees has the right to elect to retain with the applicable insurer) and Liabilities attributable to HGV Employees and Former HGV Employees under the respective HGV Required H&W Plans to each such newly adopted Plan. Following such Transfer, no member of the HLT Group or the PK Group shall have any Liabilities related thereto.

(iv) Credit. To the extent available under local Law, PK and HGV shall, or shall cause another member or members of the PK Group and the HGV Group, as applicable, to use commercially reasonable efforts to waive all pre-existing condition exclusions and actively-at-work requirements for each Non-US health and welfare benefit Plan in which such PK Employees and HGV Employees were participating as of the Cut-Off Date or the effective date of such new Plan, as applicable.

(A) PK and HGV shall, or shall cause another member or members of the PK Group and the HGV Group, as applicable, to provide credit for expenses incurred by such PK Employees and HGV Employees and their respective eligible dependents during the portion of the plan year that includes the Distribution Date for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to each such Employee.

(B) For purposes of this Section 7, a claim or Liability is deemed to be incurred (i) with respect to medical, dental, vision and/or prescription drug benefits, upon the rendering of health services giving rise to such claim or Liability; (ii) with respect to life insurance, accidental death and dismemberment and business travel accident insurance, upon the occurrence of the event giving rise to such claim or Liability; (iii) with respect to disability benefits, upon the date of an Employee’s disability, as determined by the disability benefit insurance carrier or claim administrator, giving rise to such claim or Liability; and (iv) with respect to a period of continuous hospitalization, upon the date of admission to the hospital.

8. SEVERANCE PLANS. (a) US Plans. (i) Effective as of the Plan Effective Time, HLT shall, or shall cause another member or members of the HLT Group to, Assume (x) each severance plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees in the United States (or on temporary assignment outside the United States, if applicable) as of the Cut-Off Date, including, without limitation, the Plans listed on Schedule 8(a)(i) (collectively, the “Hilton Severance Plans”), (y) all Liabilities associated with the Hilton Severance Plans related to HLT Employees as of the Plan Effective Time, and (z) all accrued benefits associated with the Hilton Severance Plans related to HLT Employees as of the Plan Effective Time. Effective as of the Plan Effective Time, (I) HLT shall, or shall cause another member or members of the HLT Group to, Assume all Liabilities associated with the Hilton Severance Plans related to Former Hilton Employees, (II) PK shall, or shall cause another member or members of the PK Group to, Assume all Liabilities associated with the Hilton Severance Plans related to Former PK Employees, and (III) HGV shall, or shall cause another member or members of the HGV Group to, Assume all Liabilities associated with the Hilton Severance Plans related to Former HGV Employees.

(ii) On or after the Plan Effective Time, PK and/or HGV may establish, adopt and implement one or more new severance Plans in the United States, the terms and conditions of which shall be determined by the PK Compensation Committee (or its designee) and/or the HGV Compensation Committee (or its designee), as applicable.

(iii) The Parties agree that transfers of employment in connection with the Distribution shall not be treated as terminations of employment under any Hilton Severance Plan and all severance benefits payable on and after the Plan Effective Time related to HLT Employees, PK Employees and HGV Employees (and any new Employees employed by any member of the HLT Group, the PK Group and the HGV Group after the Distribution Date) shall be paid under the applicable Hilton Severance Plan or, upon adoption following the Distribution Date, the new PK Group severance Plan or HGV Group severance Plan, as applicable.

(b) Non-US Plans. HLT, PK and HGV shall, or shall cause another member or members of the HLT Group, the PK Group and the HGV Group, as applicable, to provide severance or end of service benefits (“Non-US Severance”), as applicable, to their respective Employees to the extent required by applicable Law and Assume all such Liabilities related to HLT Employees, PK Employees and HGV Employees, as applicable. Effective as of the Plan Effective Time, (i) HLT shall, or shall cause another member or members of the HLT Group to, Assume all Liabilities associated with Non-US Severance related to Former Hilton Employees, (ii) PK shall, or shall cause another member or members of the PK Group to, Assume all

Liabilities associated with Non-US Severance related to Former PK Employees, and (iii) HGV shall, or shall cause another member or members of the HGV Group to, Assume all Liabilities associated with Non-US Severance related to Former HGV Employees.

9. PAID TIME OFF. (a) Effective as of the Plan Effective Time, HLT shall, or shall cause another member or members of the HLT Group to, Assume each US and non-US paid time off Plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available to Pre-Existing Hilton Employees as of the Cut-Off Date who become HLT Employees (such Plans, the “Hilton PTO Plans”) and all Liabilities associated with the Hilton PTO Plans related to HLT Employees as of the Plan Effective Time. On and after the Plan Effective Time, no member of the PK Group or the HGV Group shall have any Liabilities related to HLT Employees under the Hilton PTO Plans.

(b) Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to, establish, adopt and implement one or more new US and non-US paid time off Plans (each such Plan, a “PK PTO Plan”), the terms and conditions of which shall be determined by one or more members of the PK Group, taking into account the terms and conditions of the corresponding Hilton PTO Plan. Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to, Assume all Liabilities related to PK Employees under the applicable Hilton PTO Plan. On and after the Plan Effective Time, no member of the HLT Group or the HGV Group shall have any Liabilities related thereto.

(c) Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, establish, adopt and implement one or more new US and non-US paid time off plans (each such Plan, a “HGV PTO Plan”), the terms and conditions of which shall be determined by one or more members of the HGV Group, taking into account the terms and conditions of the corresponding Hilton PTO Plan. Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, Assume all Liabilities related to HGV Employees under the applicable Hilton PTO Plan. On and after the Plan Effective Time, no member of the HLT Group or the PK Group shall have any Liabilities related thereto.

(d) Unless otherwise required by applicable Law, the Parties agree that transfers of employment in connection with the Distribution shall not be treated as terminations of employment under any Hilton PTO Plan, PK PTO Plan or HGV PTO Plan and all paid time off benefits accrued under any Hilton PTO Plan as of the Plan Effective Time related to HLT Employees, PK Employees and HGV Employees shall remain with the applicable Hilton PTO Plan or transfer to a PK PTO Plan or HGV PTO Plan, as applicable.

(e) To the extent that any member of the HLT Group, PK Group or HGV Group (such member, the “Paying Entity”) is required to pay any amounts relating to paid time off benefits associated with HLT Employees, PK Employees or HGV Employees who are not Employees of the Paying Entity as of the Distribution Date in connection with the Distribution, the employing entity agrees to reimburse the Paying Entity for such amounts.

10. PERQUISITES. (a) TMTP/Go Hilton. Effective as of the Plan Effective Time, HGV Employees and PK Employees (and any new Employees employed by any member of the HGV Group and the PK Group after the Distribution Date) shall continue to be eligible to participate in the Go Hilton Program, as amended from time to time in the HLT Group’s sole discretion (the “Program”), subject to annual review of such participation by the HLT Group. HGV and PK participation in the Program is subject to the terms and conditions of reciprocity agreement(s) between a member of the HLT Group and a member of the HGV Group or the PK Group, as applicable, and reciprocal loading of HGV and PK inventory to be centrally managed by the HLT Go Hilton team. Such participation is intended to qualify as a fringe benefit excludible from gross income of HLT Employees, HGV Employees and PK Employees (and any new Employees employed by any member of the HLT Group, PK Group and the HGV Group after the Distribution Date) under Section 132(a) of the Code. This Agreement and any reciprocity agreement(s) shall each constitute a reciprocal agreement between HLT and HGV and HLT and PK, as applicable, within the meaning of Section 132(i) of the Code and each of HLT, PK and HGV shall, or shall cause another member or members of the HLT Group, the PK Group and the HGV Group to, execute such further documentation as may be required for tax purposes or otherwise necessary to effect such arrangement.

(b) HGV Discount Program. Effective as of the Plan Effective Time, HLT Employees and PK Employees shall no longer participate in the discount program offered by the HGV Group with respect to purchases of HGV inventory. The HGV Compensation Committee (or its designee) shall determine, in its sole discretion, whether to continue to offer discounts on HGV inventory to HGV Employees (and any new Employees employed by any member of the HGV Group after the Distribution Date) following the Plan Effective Time.

(c) HLT Non-US Perquisites. Effective as of the Plan Effective Time, HLT shall, or shall cause another member or members of the HLT Group to, Assume, establish, adopt and implement, as applicable, one or more new perquisite policies covering HLT Employees (and any new Employees employed by any member of the HLT Group after the Distribution Date) outside of the United States, the terms and conditions of which shall be determined by the HLT Compensation Committee (or its designee), taking into account the terms and conditions of the perquisite policy sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees outside of the United States as of the Cut-Off Date (such plans, the “Hilton Non-US Perk Plans”). In connection with the foregoing, effective as of the Plan Effective Time, HLT shall, or shall cause another member or members of the HLT Group to, Assume all Liabilities associated with the Hilton Non-US Perk Plans related to HLT Employees and Former Hilton Employees. Following the Plan Effective Time, no member of the PK Group or the HGV Group shall have any Liabilities related to HLT Employees or Former Hilton Employees under the Hilton Non-US Perk Plans.

(d) PK Non-US Perquisites. Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to, establish, adopt and implement, as applicable, one or more new perquisite policies covering eligible PK Employees (and any new Employees employed by any member of the PK Group after the Distribution Date) outside of the United States, the terms and conditions of which shall be determined by the PK Compensation Committee (or its designee), taking into account the terms and conditions of the corresponding Hilton Non-US Perk Plan. Effective as of the Plan Effective Time, PK shall, or shall cause another member or members of the PK Group to, Assume all Liabilities associated with the Hilton Non-US Perk Plans related to PK Employees and Former PK Employees.

(e) HGV Non-US Perquisites. Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, establish, adopt and implement, as applicable, one or more new perquisite policies covering eligible HGV Employees (and any new Employees employed by any member of the HGV Group after the Distribution Date) outside of the United States, the terms and conditions of which shall be determined by the HGV Compensation Committee (or its designee), taking into account the terms and conditions of the corresponding Hilton Non-US Perk Plan. Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, Assume all Liabilities associated with the Hilton Non-US Perk Plans related to HGV Employees and Former HGV Employees.

11. CASH BONUS PLANS. (a) General. Effective as of the Plan Effective Time, HLT shall, or shall cause another member or members of the HLT Group to, Assume each cash bonus Plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees as of the Cut-Off Date, including, without limitation, the Hilton 2016 corporate and hotel operations (general managers and hotel management) and hotel sales incentive Plans other than the 2016 Assumed HGV Plans (as defined below) (such Plans, the “Hilton Bonus Plans”) and all Assets and Liabilities with respect to the bonus amounts earned (or to be earned) under the Hilton Bonus Plans based on the performance of Hilton for the period beginning on January 1, 2016 and ending on December 31, 2016 with respect to HLT Employees and Former Hilton Employees. Such bonus amounts, if any, shall be paid, following the determination and certification by the HLT Compensation Committee (or its designee), by a member of the HLT Group in accordance with the terms and conditions of the applicable Hilton Bonus Plan.

(b) HGV Cash Bonus Plans. Effective as of the Plan Effective Time, HGV shall, or shall cause another member or members of the HGV Group to, Assume each cash bonus Plan sponsored or maintained by Vacations as of the Cut-Off Date in respect of the 2016 fiscal year (the “2016 Assumed HGV Plans”) and all Assets and Liabilities with respect to bonus amounts earned under the 2016 Assumed HGV Plans based on the performance of the HGV Group for the period commencing on January 1, 2016 and ending on December 31, 2016 (“CY 2016”) with respect to HGV Employees and Former HGV Employees, as determined and certified by the HGV Compensation Committee (or its designee). Such bonus amounts, if any, shall be paid by a member of the HGV Group in accordance with the terms and conditions of the applicable 2016 Assumed HGV Plan.

(c) 2016 PK and HGV Cash Bonuses. Effective as of the Plan Effective Time, each of PK and HGV shall, or shall cause another member or members of the PK Group or the HGV Group to, establish, adopt and implement one or more new cash bonus Plans under which eligible PK Employees and HGV Employees (and any new Employees employed by any member of the PK Group and the HGV Group after the Distribution Date), as applicable, shall participate, the terms and conditions of which shall be substantially similar to the Hilton Bonus Plans in effect with respect to the 2016 fiscal year (such plans, the “2016 Spinco Bonus Plans”). Under the 2016 Spinco Bonus Plans, to the extent any bonus payable thereunder is based on company performance, with respect to the period commencing on January 1, 2016 and ending on the Distribution Date, company performance shall be based on the actual performance of Hilton and its Subsidiaries during such period, as determined and certified by the HLT Compensation Committee (or its designee) and, with respect to the period commencing on the day immediately following the Distribution Date and ending on December 31, 2016, company performance shall be based on the actual performance of the PK Group or the HGV Group, as applicable, during such period, as determined and certified by the HGV Compensation Committee or the PK Compensation Committee (or its designee), as applicable. Effective as of the Distribution Date, each of PK and HGV shall, or shall cause another member or members of the PK Group and HGV Group, as applicable, to, Assume all Liabilities associated with bonuses for CY 2016 related to PK Employees and HGV Employees, as applicable. Such bonus amounts, if any, shall be paid by a member of the PK Group or the HGV Group, as applicable, in accordance with the terms and conditions of the applicable 2016 Spinco Bonus Plan.

12. EQUITY-BASED AWARDS. (a) General. Effective as of the Plan Effective Time, HLT shall Assume each equity-based incentive plan sponsored or maintained by Hilton as of the Cut-Off Date that is made available to certain Pre-Existing Hilton Employees as of the Cut-Off Date, including, without limitation, the HLT 2013 Omnibus Incentive Plan (the “OIP”) and all Assets and Liabilities associated with such plans related to Former Employees, HLT Employees, PK Employees and HGV Employees, whether incurred prior to, on or following the Plan Effective Time. Following the Plan Effective Time, no member of the PK Group or the HGV Group shall have any Liabilities related to HLT Employees or Former Employees under such plans. Employees who separate from service with Hilton prior to the Plan Effective Time and whose awards are subject to continued vesting under the retirement eligibility provisions of the OIP and the award agreements thereunder shall be treated as HLT Employees regardless of their roles with Hilton prior to the Plan Effective Time.

(b) New PK and HGV Plans. (i) Effective not later than the Plan Effective Time, PK shall have adopted (x) the Park Hotels & Resorts Inc. 2016 Omnibus Incentive Plan (the “PK OIP”), which shall permit the issuance of equity-based and cash-based incentive awards denominated in PK Common Stock and (y) the Park Hotels & Resorts Inc. 2016 Stock Plan for Non-Employee Directors, which shall permit the issuance of equity-based awards denominated in PK Common Stock (the “PK Director Plan”). HLT shall cause the PK OIP and the PK Director Plan to both be approved prior to the Plan Effective Time by HLT, as PK’s sole stockholder.

(ii) Effective not later than the Plan Effective Time, HGV shall have adopted (x) the Hilton Grand Vacations Inc. 2016 Omnibus Incentive Plan (the “HGV OIP”), which shall permit the issuance of equity-based and cash-based incentive awards denominated in HGV Common Stock and (y) the Hilton Grand Vacation Inc. 2016 Stock Plan for Non-Employee Directors, which shall permit the issuance of equity-based awards denominated in HGV Common Stock (the “HGV Director Plan”). HLT shall cause the HGV OIP and the HGV Director Plan to both be approved prior to the Plan Effective Time by HLT, as HGV’s sole stockholder.

(iii) No individual awards (other than as expressly contemplated below) shall be granted under the PK OIP, the PK Director Plan, the HGV OIP or the HGV Director Plan until after the Distribution Date with any such awards at the discretion of the PK Board, the PK Compensation Committee, the HGV Board or the HGV Compensation Committee, as applicable.

(c) Treatment of Equity-Based Awards. (i) Equity-based awards granted under the OIP based on HLT Common Stock held by HLT Employees, Former Employees, HLT non-employee Board members and PK Employees who serve as General Managers at Hilton-branded PK properties outside of the United States (“PK Non-US GMs”) shall remain outstanding under the OIP and be adjusted, effective as of the Distribution Date, in accordance with the terms of the OIP in a manner as determined by the HLT Compensation Committee, to reflect the impact of the Distribution, but shall otherwise remain subject to the same terms and conditions, including vesting schedule, as the original awards.

(ii) Equity-based awards granted under the OIP based on HLT Common Stock held by PK Employees (other than PK Non-US GMs) shall be converted, effective as of the Distribution Date, into awards under the PK OIP with equivalent value based on, and settled in, PK Common Stock but shall otherwise remain subject to the same terms and conditions, including vesting schedule, as the original awards, except as expressly provided for below.

(iii) Equity-based awards granted under the OIP based on HLT Common Stock held by HGV Employees shall be converted, effective as of the Distribution Date, into awards under the HGV OIP with equivalent value based on, and settled in, HGV Common Stock but shall otherwise remain subject to the same terms and conditions, including vesting schedule, as the original awards, except as expressly provided for below.

(iv) Outstanding and unvested restricted stock units granted under the OIP in 2013 to HLT non-employee Board members shall vest and be settled in shares of HLT Common Stock as of a date prior to the Distribution Date as determined by the Board, which date shall be no later than the day before the Distribution Record Date, and, accordingly, such Board members shall receive shares of each of PK Common Stock and HGV Common Stock in connection with the Distribution.

(v) Performance-based awards granted in 2014 under the OIP held by HLT Employees, PK Employees and HGV Employees shall be treated as follows: the performance period applicable to such awards which was originally scheduled to end December 31, 2016 shall instead end on a date prior to the Distribution Date as determined by the HLT Compensation Committee. The HLT Compensation Committee shall determine to what extent such awards vest based on performance from the beginning of the applicable performance period through the vesting date determined by the HLT Compensation Committee and any such vested awards shall be settled in shares of HLT Common Stock prior to the Distribution Date, but in no event later than the day before the Distribution Record Date.

(vi) Performance-based awards granted in 2015 and 2016 under the OIP held by HLT Employees, PK Employees and HGV Employees shall be converted into time vesting awards, effective as of the Distribution Date, based on a performance level determined by the HLT Compensation Committee and, subject to continued employment, shall vest on the date that the applicable performance period would have otherwise ended and be settled in shares of HLT Common Stock, PK Common Stock or HGV Common Stock, as applicable.

(d) PK and HGV shall, or shall cause another member or members of the PK Group or the HGV Group to, Assume all Liabilities related to any cash long-term incentive awards granted under the OIP by HLT to PK Employees and HGV Employees, respectively, whether incurred prior to, on or following the Distribution Date. On and after the Distribution Date, no member of the HLT Group shall have any Liabilities related thereto.

(e) All of the adjustments and conversions described in this Section 12 shall be effected in accordance with Sections 424 and 409A of the Code, as applicable.

(f) The Parties shall use commercially reasonable efforts to maintain effective registration statements with the SEC with respect to the awards described in this Section 12, to the extent any such registration statement is required by applicable Law.

13. COLLECTIVE BARGAINING AGREEMENTS. (a) HLT Collective Bargaining Agreements. HLT or another member or members of the HLT Group shall expressly Assume all collective bargaining or other labor agreements so identified on Schedule 13(a) (such agreements, the “HLT CBAs”) and associated Liabilities, in each case, effective as of the Distribution Date. For each such HLT CBA in effect as of the Distribution Date, HLT or another member or members of the HLT Group, as applicable, agrees to recognize the union which is a party to each such HLT CBA as the exclusive collective bargaining representative for the HLT Employees covered under the terms of each such HLT CBA. PK shall, or shall cause another member or members of the PK Group to, at the request of HLT, execute all “Owner’s Letters” and take all other actions necessary for HLT’s and/or PK’s compliance with any collective bargaining agreement or other labor agreement identified on Schedule 13(a) or Schedule 13(c).

(b) PK Collective Bargaining Agreements. PK or a member of the PK Group shall expressly Assume all collective bargaining or other labor agreements so identified on Schedule 13(b) (such agreements, the “PK CBAs”) and associated Liabilities, in each case, effective as of the Distribution Date. For each such PK CBA in effect as of the Distribution Date, PK or another member or members of the PK Group agrees to recognize the union which is a party to each such PK CBA as the exclusive collective bargaining representative for the PK Employees covered under the terms of each such PK CBA.

(c) HGV Collective Bargaining Agreements. HGV or a member of the HGV Group shall expressly Assume all collective bargaining or other labor agreements so identified on Schedule 13(c) (such agreements, the “HGV CBAs”) and associated Liabilities, in each case, effective as of the Distribution Date. For each such HGV CBA in effect as of the Distribution Date, HGV or another member or members of the HGV Group agrees to recognize the union which is a party to each such HGV CBA as the exclusive collective bargaining representative for the HGV Employees covered under the terms of each such HGV CBA. HGV shall, or shall cause another member or members of the HGV Group to, at the request of HLT, execute all “Owner’s Letters” and take all other actions necessary to HLT’s and/or HGV’s compliance with any collective bargaining agreement or other labor agreement identified on Schedule 13(a) or Schedule 13(c).

(d) EU Directive. Notwithstanding anything to the contrary in this Section 13, in countries in which the European Union Acquired Rights Directive applies, collective bargaining agreements and any other agreements with employee representatives shall continue to apply after the Distribution Date to the extent and in the manner provided for by local Law.

14. TRANSITION SERVICES. Each of HLT, PK and HGV and the members of their respective Groups shall provide such transition services as required by the Transition Services Agreement.

15. ACCESS TO INFORMATION AND DATA EXCHANGE. (a) Provision of Corporate Records. (i) Consistent with Section 8.3 of the Distribution Agreement, upon the prior written request by PK or HGV for specific and identified agreements, documents, books, records or files including, without limitation, computer files, microfiche, tape recordings and photographs (collectively, “Records”), relating to or affecting PK or HGV, as applicable, HLT shall arrange, as soon as reasonably practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the Party making the request has a reasonable need for such originals) in the possession of HLT or any of its Subsidiaries.

(ii) After the Distribution Date, upon the prior written request by HLT or PK for specific and identified Records relating to or affecting HLT or PK, as applicable, HGV shall arrange, as soon as practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the Party making the request has a need for such originals) in the possession of HGV or any of its Subsidiaries.

(iii) After the Distribution Date, upon the prior written request by HLT or HGV for specific and identified Records relating to or affecting HLT or HGV, as applicable, PK shall arrange, as soon as practicable following the receipt of such request, for the provision of appropriate copies of such Records (or the originals thereof if the Party making the request has a need for such originals) in the possession of PK or any of its Subsidiaries.

(b) Access to Information. (i) From and after the Distribution Date and consistent with Section 8.3 of the Distribution Agreement, each of HLT, PK and HGV shall afford to the other and its authorized accountants, counsel and other designated representatives reasonable access during normal business hours, subject to the appropriate restrictions for classified, privileged or confidential information, to the personnel, properties, books and Records of such Party and its Subsidiaries insofar as such access is reasonably required by the other Party.

(ii) Without limiting the generality of the foregoing clause (i), except as otherwise provided by applicable Law, each Party shall furnish, or shall cause to be furnished to the other Parties, a list of all benefit plan participants and employee data or information in its possession which is necessary for such other Parties to maintain and implement any benefit plan or arrangement covered by this Agreement, or to comply with the provisions of this Agreement, and which is not otherwise readily available to such other Party.

(c) Reimbursement; Other Matters. (i) Except to the extent otherwise specifically identified by the Distribution Agreement or any Ancillary Agreement, a Party providing Records or access to information to the other Party under this Section 15 shall be entitled to receive from the recipient, upon the presentation of invoices therefore, payments for such amounts, relating to supplies, disbursements and other out-of-pocket expenses, as may be reasonably incurred in providing such Records or access to information.

(ii) The Parties shall comply with those document retention policies, cost sharing arrangements, expense reimbursement procedures and request procedures as shall be established and agreed to in writing by their respective authorized officers on or prior to the Distribution Date in respect of Records and related matters.

(d) Confidentiality. Each of HLT, PK and HGV shall, or shall cause another member or members of the HLT Group, the PK Group, and the HGV Group to, not use or permit the use of (without the prior written consent of the other) and shall hold, and shall cause its consultants and advisors to hold, in strict confidence, all information concerning the other Parties in its possession, its custody or under its control (except to the extent that (A) such information has been in the public domain through no fault of such Party, (B) such information has been later lawfully acquired from other sources by such Party, (C) the Distribution Agreement, this Agreement or any other Ancillary Agreement or any other agreement entered into pursuant hereto permits the use or disclosure of such information, or (D) as may be required under the USA Patriot Act) to the extent such information (x) relates to the period up to the Plan Effective Time, (y) relates to the Distribution Agreement or any Ancillary Agreement or (z) is obtained in the course of performing services for the other Party pursuant to the Distribution Agreement or any Ancillary Agreement, and each Party shall not (without the prior written consent of the other) otherwise release or disclose such information to any other Person, except such Party’s auditors and attorneys, unless compelled to disclose such information by judicial or administrative process or unless such disclosure is required by Law and such Party has used commercially reasonable efforts to consult with the other affected Party or Parties prior to such disclosure. To the extent that a Party is compelled by judicial or administrative process to disclose such information under circumstances in which any evidentiary privilege would be available, such Party agrees to assert such privilege in good faith prior to making such disclosure. Each of the Parties agrees to consult with each relevant other Party in connection with any such judicial or administrative process, including, without limitation, in determining whether any privilege is available, and further agrees to allow each such relevant Party and its counsel to participate in any hearing or other proceeding (including, without limitation, any appeal of an initial order to disclose) in respect of such disclosure and assertion of privilege. Notwithstanding anything to the contrary contained herein, each Party shall be entitled to use information disclosed pursuant to this Agreement to the extent reasonably necessary for the administration of its employee benefit plans in accordance with applicable Law.

(e) Audit Rights with Respect to Information Provided. Each of the Parties and their duly authorized representatives shall have the right to conduct reasonable audits with respect to all information provided to it by the other Party. The Parties shall cooperate to determine the procedures and guidelines for conducting audits under this Section 15(e), which shall require reasonable advance notice by the auditing Party. The auditing Party shall have the right to make copies of any records at its expense, subject to applicable Law.

16. NOTICES; COOPERATION. Notwithstanding anything in this Agreement to the contrary, all actions contemplated herein with respect to benefit plans which are to be consummated pursuant to this Agreement shall be subject to such notices to, and/or approvals by, the Internal Revenue Service (or other Governmental Entity) as are required or deemed appropriate by such benefit plan’s sponsor. Each of HLT, PK and HGV agrees to use its commercially reasonable efforts to cause all such notices and/or approvals to be filed or obtained, as the case may be, in a timely fashion. Each Party shall reasonably cooperate with the other Parties with respect to any Governmental Approvals, employee notices or any other actions reasonably necessary to maintain and implement the employee benefit arrangements covered by this Agreement.

17. FURTHER ASSURANCES. From time to time, as and when reasonably requested by any other Party, each Party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other Party may reasonably deem necessary or desirable to effect the purposes of this Agreement and the transactions contemplated hereunder.

18. INDEMNIFICATION. (a) Indemnification by HLT. Except as otherwise specifically set forth in this Agreement or in Article VII of the Distribution Agreement, following the Plan Effective Time, HLT shall, and shall cause the other members of the HLT Group to, indemnify, defend and hold harmless the Ownership Indemnitees and the Timeshare Indemnitees from and against any and all Indemnifiable Losses of the Ownership Indemnitees and the Timeshare Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) any HLT Plan, (ii) any and all Liabilities relating primarily to, arising primarily out of or resulting primarily from the operation or conduct of any US DB Plan, UK DB Plan or Terminated Hilton DB Plan or any individual identified as an HLT Employee (and any new Employees employed by any member of the HLT Group after the Distribution Date), and (iii) the breach by HLT of any provision of this Agreement. In furtherance of the foregoing, HLT and OpCo shall be jointly and severally liable to any of the Ownership Indemnitees for any and all Indemnifiable Losses of the Ownership Indemnitees arising out of, by reason of or otherwise in connection with the foregoing.

(b) Indemnification by PK. Except as otherwise specifically set forth in this Agreement or in Article VII of the Distribution Agreement, following the Plan Effective Time, PK shall, and shall cause the other members of the PK Group to, indemnify, defend and hold harmless the Managing and Franchising Indemnitees and the Timeshare Indemnitees from and against any and all Indemnifiable Losses of the Management and Franchising Indemnitees and the Timeshare Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) any PK Plan, (ii) any and all Liabilities relating primarily to, arising primarily out of or resulting primarily from the operation or conduct of any Plan sponsored or maintained by any member of the PK Group prior to the Distribution Date primarily for the benefit of PK Employees and Former PK Employees or any individual identified as a PK Employee, or (iii) the breach by PK of any provision of this Agreement. In furtherance of the foregoing, any and all payments by PK or any other members of the PK Group in respect of Indemnifiable Losses of the Managing and Franchising Indemnitees arising out of, by reason of or otherwise in connection with the foregoing shall be made directly to OpCo or one of its Subsidiaries.

(c) Indemnification by HGV. Except as otherwise specifically set forth in this Agreement or in Article VII of the Distribution Agreement, following the Plan Effective Time, HGV shall, and shall cause the other members of the HGV Group to, indemnify, defend and hold harmless the Managing and Franchising Indemnitees and the Ownership Indemnitees from and against any and all Indemnifiable Losses of the Managing and Franchising Indemnitees and the Ownership Indemnitees, respectively, arising out of, by reason of or otherwise in connection with (i) any HGV Plan, (ii) any and all Liabilities relating primarily to, arising primarily out of or resulting primarily from the operation or conduct of any Plan sponsored or maintained by Vacations prior to the Distribution Date or any individual identified as a HGV Employee, or (iii) the breach by HGV of any provision of this Agreement.

(d) Limitations on Indemnification Obligations. (i) The amount that any Party (an “Indemnifying Party”) is or may be required to pay to any other Person (an “Indemnitee”) pursuant to paragraphs (a), (b) or (c) of this Section 18, as applicable, shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered by or on behalf of such Indemnitee in respect of the related Indemnifiable Loss. If an Indemnitee shall have received the payment required by this Agreement from an Indemnifying Party in respect of an Indemnifiable Loss and shall subsequently actually receive Insurance Proceeds or other amounts in respect of such Indemnifiable Loss, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the amount of such Insurance Proceeds or other amounts actually received, up to the aggregate amount of any payments received from such Indemnifying Party pursuant to this Agreement in respect of such Indemnifiable Loss.

(ii) An Indemnifying Party shall not be required to indemnify or pay an Indemnitee pursuant to paragraphs (a), (b) or (c) of this Section 18, as applicable, for any Indemnifiable Losses relating to or associated with any Plan of the Indemnifying Party arising out of, by reason of or otherwise in connection with any act or failure to act on the part of such Indemnitee (including for this purpose any Subsidiaries, businesses or operations which become associated with the Indemnitee by virtue of or in connection with the Distribution) with respect to or in connection with such Plan, including, without limitation, any such act or failure to act in connection with the administration by the Indemnitee of such Plan.

(e) Survival of Indemnities. The obligations of HLT, PK and HGV under this Section 18 shall survive the sale or other Transfer by any of them of any assets or businesses or the assignment by any of them of any Liabilities, with respect to any Indemnifiable Loss of the other related to such assets, businesses or Liabilities.

(f) REIT Status Considerations. The principles of Section 7.9(c) of the Distribution Agreement shall apply to indemnification payments due under this Agreement.

19. DISPUTE RESOLUTION. In the event of an Action arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement, including, without limitation, any Action based on contract, tort, statute or constitution, the relevant Parties shall adhere to the dispute resolution procedures as described in the Distribution Agreement.

20. PAYROLL REPORTING AND TAX WITHHOLDING. (a) Form W-2 Reporting. The Parties agree to use commercially reasonable efforts to follow the alternate procedure for United States employment tax withholding as provided in Section 5 of Rev. Proc. 2004-53, I.R.B. 2004-35.

(b) Garnishments, Tax Levies, Child Support orders and Wage Assignments. With respect to Employees with garnishments, tax levies, child support orders and wage assignments in effect with Hilton as of the Cut-Off Date, PK and HGV, as the successor employers to each such PK Employee and HGV Employee, as applicable, shall, or shall cause another member of the PK Group or the HGV Group, as applicable, to honor such payroll deduction authorizations and shall continue to make payroll deductions and payments to the authorized payee, as specified by the court or governmental order which was filed with Hilton. HLT shall, or shall cause another member of the HLT Group to provide each of PK and HGV with a list of the PK Employees and HGV Employees who have garnishments, tax levies, child support orders and wage assignments in effect as of the Cut-Off Date.

(c) Authorization for Payroll Deductions. Unless otherwise prohibited by this Agreement, another Ancillary Agreement, a Plan document or applicable Law, with respect to Employees with authorizations for payroll deductions and direct deposits in effect with Hilton as of the Cut-Off Date, PK and HGV, as the successor employers, shall, or shall cause another member or members of the PK Group and the HGV Group, as applicable, to honor such payroll deduction authorizations relating to each PK Employee and HGV Employee, as applicable, and shall not require that such PK Employee or HGV Employee, as applicable, submit a new authorization to the extent that the type of deduction by PK or HGV, as applicable, does not differ from that made by Hilton.

21. MISCELLANEOUS. (a) Complete Agreement; Construction. This Agreement, including any schedules hereto and the Distribution Agreement, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement, this Agreement shall control unless specifically stated otherwise in this Agreement. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of any other Ancillary Agreement, this Agreement shall control unless specifically stated otherwise in this Agreement.

(b) Data Privacy. The Parties agree that any applicable data privacy Laws and any other obligations of the HLT Group, PK Group and the HGV Group to maintain the confidentiality of any employee information or information held by any Plan in accordance with applicable Law shall govern the disclosure of employee information among the Parties under this Agreement. The Parties agree to use commercially reasonable efforts to have in place appropriate technical and organizational security measures to protect the personal data of the HLT Employees, PK Employees and HGV Employees.

(c) Ancillary Agreements. Except as expressly set forth herein, this Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by any other Ancillary Agreement.

(d) Counterparts. This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties.

(e) Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the Parties contained in this Agreement shall survive the Plan Effective Time and remain in full force and effect in accordance with their applicable terms.

(f) Expenses. All out-of-pocket fees and expenses incurred, or to be incurred and directly related to the transactions contemplated hereby shall be paid as described in Section 11.5 of the Distribution Agreement.

(g) Notices. All notices, requests, claims, demands and other communications under this Agreement shall be made as described in Section 11.6 of the Distribution Agreement.

(h) Consents. Any consent required or permitted to be given by any Party to the other Parties under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and its Group).

(i) Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any Party without the prior written consent of the other Parties (not to be unreasonably withheld or delayed), and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. Notwithstanding the foregoing, this Agreement shall be assignable in whole in connection with a merger or consolidation or the sale of all or substantially all the assets of a Party so long as the resulting, surviving or transferee Business Entity assumes all the obligations of the relevant Party by operation of Law or pursuant to an agreement in form and substance reasonably satisfactory to the other Parties. No assignment permitted by this Section 21(i) shall release the assigning Party from liability for the full performance of its obligations under this Agreement.

(j) Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

(k) Termination and Amendment. This Agreement may be terminated, amended, or modified and the Distribution may be amended, modified or abandoned at any time prior to the Effective Time by and in the sole discretion of HLT without the approval of PK, HGV or the stockholders of HLT. In the event of such termination, no Party shall have any Liability of any kind to any other Party or any other Person. After the Effective Time, this Agreement may not be terminated, modified or amended except by an agreement in writing signed by HLT, PK and HGV.

(l) Payment Terms. Except as expressly provided to the contrary in this Agreement or the Transition Services Agreement, any amount to be paid or reimbursed by any Party (and/or a member of such Party’s Group), on the one hand, to any other Party or Parties (and/or a member of such Party’s or Parties’ Group), on the other hand, under this Agreement shall be paid or reimbursed hereunder within sixty (60) days after presentation of an invoice or a written demand therefor and setting forth, or accompanied by, reasonable documentation or other reasonable explanation supporting such amount. Except as expressly provided to the contrary in this Agreement, any amount not paid when due pursuant to this Agreement (and any amount billed or otherwise invoiced or demanded and properly payable that is not paid within sixty (60) days of such bill, invoice or other demand) shall bear interest at a rate per annum equal to LIBOR, from time to time in effect, calculated for the actual number of days elapsed, accrued from the date on which such payment was due up to the date of the actual receipt of payment. Except as expressly provided to the contrary in this Agreement, a Party (or any member of a Party’s Group) may direct that any payment owed such Party (or member of such Party’s Group) hereunder be paid directly to a member of the same Group.

(m) No Circumvention. The Parties agree not to directly or indirectly take any actions, act in concert with any Person who takes an action, or cause or allow any member of any such Party’s Group to take any actions (including the failure to take a reasonable action) such that the resulting effect is to materially undermine the effectiveness of any of the provisions of this Agreement (including adversely affecting the rights or ability of any Party to successfully pursue indemnification or payment pursuant to Section 18).

(n) Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Plan Effective Time, to the extent such Subsidiary remains a Subsidiary of the applicable Party.

(o) Third Party Beneficiaries. Except as provided in Section 18 relating to Indemnitees, this Agreement is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, Liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

(p) Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

(q) Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without reference to any choice-of-law or conflict of law principles that would result in the applicable of Laws of a different jurisdiction.

(r) Consent to Jurisdiction. Subject to the provisions of Article IX of the Distribution Agreement, each of the Parties irrevocably submits to the exclusive jurisdiction of (i) the Court of Chancery of the State of Delaware and any appeals court thereof, or (ii) if such court does not have subject matter jurisdiction, any other state or federal court located within the County of New Castle in the State of Delaware and any appeals court thereof (the courts referred to in clauses (i) and (ii), the “Delaware Courts”), for the purposes of any Action to compel arbitration or for provisional relief in aid of arbitration in accordance with Article IX of the Distribution Agreement or to prevent irreparable harm, and to the non-exclusive jurisdiction of the Delaware Courts for the enforcement of any award issued thereunder. Each of the Parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party’s respective address set forth above shall be effective service of process for any Action in the Delaware Courts with respect to any matters to which it has submitted to jurisdiction in this Section 21(r). Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Agreement or the transactions contemplated hereby in the Delaware Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.

(s) Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21(S).

(t) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(u) Force Majeure. No Party (or any Person acting on its behalf) shall have any Liability for failure to fulfill any obligation (other than a payment obligation) under this Agreement, so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure. A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event: (i) notify the other applicable Parties of the nature and extent of any such Force Majeure condition and (ii) use due diligence to remove any such causes and resume performance under this Agreement as soon as feasible.

(v) Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

(w) No Duplication; No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any Party a duplicative right, entitlement, obligation or recovery with respect to any matter arising out of the same facts and circumstances.

(x) No Waiver. No failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(y) No Admission of Liability. The allocation of Assets and Liabilities herein is solely for the purpose of allocating such Assets and Liabilities among the HLT Group, the PK Group and the HGV Group and is not intended as an admission of liability or responsibility for any alleged Liabilities vis-a-vis any third party, including with respect to the Liabilities of any non-wholly owned Subsidiary of HLT, PK or HGV.

(z) Effect if Distribution Does Not Occur. If the Distribution does not occur, then all actions that are, under this Agreement, to be take or occur effective as of the Distribution, or otherwise in connection with the Distribution, shall not be taken or occur except to the extent specifically agreed by the Parties.

(aa) Relationship of Parties. Nothing in this Agreement shall be deemed or construed by the Parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the Parties, it being understood and agreed that no provision contained herein, and no act of the Parties, shall be deemed to create any relationship between the Parties other than the relationship set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

HILTON WORLDWIDE HOLDINGS INC.

By:
Name:
Title:

PARK HOTELS & RESORTS INC.

By:
Name:
Title:

HILTON GRAND VACATIONS INC.

By:
Name:

HILTON DOMESTIC OPERATING COMPANY INC. (solely for purposes of Section 18)

By:
Name: